UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   Amendment 1
                                       to
                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): November 21, 2001 (September 11, 2001)

                                   ASGA, INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                       000-32611                88-0451101
----------------------------        --------------------     ------------------
(State or other jurisdiction        (Commission              (IRS Employer
   of incorporation)                        file number)     Identification No.)


660 South Hughes Boulevard
Elizabeth City, NC                                                   27909
----------------------------------------                      -----------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (252) 331-1799

                                       N/A
               --------------------------------------------------
          (Former name or former address, if changes since last report)

Copy of Communications to:
                                   Donald F. Mintmire
                                   Mintmire & Associates
                                   265 Sunrise Avenue, Suite 204
                                   Palm Beach, FL 33480
                                   Phone:(561) 832-5696
                                   Fax: (561) 659-5371

     This Form 8-K/A amends the Form 8-K filed September 21, 2001. The purpose of this filing is to provide financial statements for American Senior Golf
Association, Inc., a Delaware corporation and the pro forma financial information for the Company, as required by Item 7 of Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of business acquired.

     Pursuant to the requirements of Regulation S-X 210.3.05(b), the following are audited financial statements of American Senior Golf Association, Inc., a Delaware corporation. The registrant acquired all of the outstanding capital stock of such entity on September 11, 2001.


                          INDEX TO FINANCIAL STATEMENTS




Independent Auditors' Report.................................................F-2

Consolidated Balance Sheets..................................................F-3

Consolidated Statements of Operations........................................F-4

Consolidated Statements of Stockholders' Equity..............................F-5

Consolidated Statements of Cash Flows........................................F-6

Notes to Consolidated Financial Statements...................................F-7

                          INDEPENDENT AUDITORS' REPORT




The Board of Directors and Stockholders
American Senior Golf Association, Inc.
Elizabeth City, North Carolina

We have audited the accompanying balance sheets of American Senior Golf Association, Inc. as of December 31, 2000 and 1999, and the related statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Senior Golf Association, Inc. as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.




/s/Durland & Company
Durland & Company, CPAs, P.A.

Palm Beach, Florida
November 16, 2001

                     American Senior Golf Association, Inc.
                           Consolidated Balance Sheets



                                                                                     June 30,           December 31,
                                                                                       2001                 2000
                                                                                ------------------   ------------------
                                                                                   (unaudited)
                                    ASSETS
CURRENT ASSETS
    Cash and equivalents                                                        $               85   $            2,961
    Accounts receivable                                                                    151,180                    0
                                                                                ------------------   ------------------

            Total current assets                                                           151,265                2,961
                                                                                ------------------   ------------------

PROPERTY AND EQUIPMENT
    Furniture, fixtures and equipment                                                       26,286               26,286

        Less: Accumulated depreciation                                                      (6,079)              (4,202)
                                                                                ------------------   ------------------

            Total property and equipment                                                    20,207               22,084
                                                                                ------------------   ------------------

OTHER ASSETS
    Prepaid long-term advertising, net                                                      16,375               16,375
                                                                                ------------------   ------------------

            Total other assets                                                              16,375               16,375
                                                                                ------------------   ------------------

Total Assets                                                                    $          187,847   $           41,420
                                                                                ==================   ==================

                     LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
    Accounts payable                                                            $          346,027   $          232,892
    Purses payable                                                                         232,356              232,356
    Accrued salaries and payroll taxes                                                      41,292               54,906
    Deferred revenue                                                                        17,839               35,678
    Short-term loan - bank                                                                  71,396               69,348
    Short-term loan - third party                                                           83,865               72,752
    Short-term loans - other                                                               334,299                    0
    Line of credit - bank                                                                   49,623               49,281
    Short-term loans - officers                                                            192,453              202,324
                                                                                ------------------   ------------------

            Total current liabilities                                                    1,369,150              949,537
                                                                                ------------------   ------------------

Total Liabilities                                                                        1,369,150              949,537
                                                                                ------------------   ------------------

STOCKHOLDERS' EQUITY
    Common stock, $1.00 par value, 100 shares authorized,
      issued and outstanding                                                                   100                  100
    Additional paid-in capital in excess of par                                                800                  800
    Retained earnings (deficit)                                                         (1,182,203)            (909,016)
                                                                                ------------------   ------------------

            Total stockholders' equity                                                  (1,181,303)            (908,116)
                                                                                ------------------   ------------------
Total Liabilities and Stockholders' Equity                                      $          187,847   $           41,421
                                                                                ==================   ==================


     The accompanying notes are an integral part of the financial statements

                                      American Senior Golf Association, Inc.
                                       Consolidated Statements of Operations



                                                       Six Months Ended                       Year Ended
                                                           June 30,                          December 31,
                                             ------------------------------------  ---------------------------------
                                                    2001               2000            2000              1999
                                             ------------------  ----------------  ---------------   ---------------
                                                (unaudited)        (unaudited)
REVENUES

    Fees revenue, net                        $          293,301  $        693,572  $       862,568   $       160,740
    Sponsorship revenue                                 200,000            31,115           58,115            57,100
                                             ------------------  ----------------  ---------------   ---------------

          Net sales                                     493,301           724,687          920,683           217,840

COST OF SALES

    Purses paid                                         357,660           525,420          884,378           100,811
    Other                                               151,598           184,985          377,596            52,553
                                             ------------------  ----------------  ---------------   ---------------

          Total cost of sales                           509,258           710,405        1,261,974           153,364
                                             ------------------  ----------------  ---------------   ---------------

Gross margin                                            (15,957)           14,282         (341,291)           64,476

OPERATING EXPENSES
    Sales and marketing expense                          16,593             7,920            7,920             4,016
    Salaries                                            116,341           146,183          225,963            51,901
    General and administrative expenses                  92,638           138,386          279,032            55,840
    Amortization and depreciation                         1,878             1,509            3,948               833
    Bad debt expense                                          0                 0                0                 0
                                             ------------------  ----------------  ---------------   ---------------

          Total operating expenses                      227,450           293,998          516,863           112,590
                                             ------------------  ----------------  ---------------   ---------------

Operating income                                       (243,407)         (279,716)        (858,154)          (48,114)
                                             ------------------  ----------------  ---------------   ---------------

OTHER INCOME (EXPENSE)
    Interest income                                           0                 0               43                 0
    Interest expense                                    (29,780)                0           (2,791)                0
                                             ------------------  ----------------  ---------------   ---------------

          Total other income (expense)                  (29,780)                0           (2,748)                0
                                             ------------------  ----------------  ---------------   ---------------

Loss before taxes                                      (273,187)         (279,716)        (860,902)          (48,114)
Income taxes                                                  0                 0                0                 0
                                             ------------------  ----------------  ---------------   ---------------

Net income (loss)                            $         (273,187) $       (279,716) $      (860,902)  $       (48,114)
                                             ==================  ================  ===============   ===============

Net income (loss) per common share, basic    $        (2,731.87) $      (2,977.16) $     (8,609.02)  $       (481.14)
                                             ==================  ================  ===============   ===============
          Net sales                                     493,301           724,687          920,683           217,840
Weighted average number of common shares
outstanding                                                 100               100              100               100
                                             ==================  ================  ===============   ===============



     The accompanying notes are an integral part of the financial statements

                                      American Senior golf Association, Inc.
                                  Consolidated Statements of Stockholders' Equity





                                      Number                      Additional                          Total
                                        of          Common         Paid-In         Retained       Stockholders'
                                      Shares         Stock         Capital         Earnings           Equity
                                   ------------  -------------  --------------  --------------  ------------------
BEGINNING BALANCE,
April 9, 1999                                 0  $           0  $            0  $            0  $                0

Shares issued for cash                      100            100             800               0                 900

Net loss                                      0              0               0         (48,114)            (48,114)
                                   ------------  -------------  --------------  --------------  ------------------

BALANCE, December 31, 1999                  100            100             800         (48,114)            (47,214)

Net loss                                      0              0               0        (860,902)           (860,902)
                                   ------------  -------------  --------------  --------------  ------------------

BALANCE, December 31, 2000                  100            100             800        (909,016)           (908,116)

Net loss                                      0              0               0        (273,187)           (273,187)
                                   ------------  -------------  --------------  --------------  ------------------

ENDING BALANCE, June 30, 2001
(unaudited)                                 100  $         100  $          800  $   (1,182,203) $       (1,181,303)
                                   ============  =============  ==============  ==============  ==================








     The accompanying notes are an integral part of the financial statements

                     American Senior Golf Association, Inc.
                      Consolidated Statements of Cash Flows



                                                                   Six Months Ended                     Year Ended
                                                                       June 30,                         December 31,
                                                          ---------------------------------  -------------------------------
                                                               2001              2000             2000            1999
                                                         -----------------  ---------------  --------------  ---------------
                                                            (unaudited)       (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                        $        (273,187) $      (297,716) $     (860,902) $       (48,114)
Adjustments to reconcile net income to net cash
provided by operating activities:
    Depreciation and amortization                                    1,878            1,508           3,948              833
    Bad debt expense                                                     0                0               0                0
Changes in operating assets and liabilities:
    (Increase) decrease in accounts receivable                    (151,180)               0               0                0
    (Increase) decrease in prepaid expenses                              0                0         (16,955)               0
    Increase (decrease) in accounts payable                        113,135           11,230         226,236            9,485
    Increase (decrease in purses payable                                 0          116,178         232,356                0
    Increase (decrease) accrued salaries and taxes                 (13,614)               0          41,676           13,230
    Increase (decrease) in deferred revenue                        (17,839)          17,839          35,678                0
    Increase (decrease) in accrued interest payable                 13,361                0               0                0
                                                         -----------------  ---------------  --------------  ---------------

Net cash provided (used) by operating activities                  (327,446)        (150,961)       (337,963)         (24,566)
                                                         -----------------  ---------------  --------------  ---------------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Cash payments for the purchase of fixed assets                       0           (5,752)         (6,286)         (20,000)
                                                         -----------------  ---------------  --------------  ---------------

Net cash provided (used) by investing activities                         0           (5,752)         (6,286)         (20,000)
                                                         -----------------  ---------------  --------------  ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Common stock sold for cash                                           0                0               0              900
    Cash received from bank loan                                     2,048                0          69,430                0
    Principal payments on bank loan                                      0                0             (83)               0
    Cash received from third party loan                                  0                0          75,000                0
    Principal payments on third party loan                          (4,495)               0          (2,248)               0
    Line of credit advances                                            342                0          50,000                0
    Increase (decrease) in accounts payable                        113,135           11,230         226,236            9,485
    Line of credit principal payments                                    0                0            (719)               0
    Cash received on short-term loans - other                      334,299                0               0                0
    Cash received from officer loans                                 2,642          182,665         207,723           55,240
    Principal payments on officer loans                            (10,266)         (32,903)        (60,638)               0
                                                         -----------------  ---------------  --------------  ---------------

Net cash provided (used) by financing activities                   324,570          149,762         338,465           56,140
                                                         -----------------  ---------------  --------------  ---------------

Net increase (decrease) in cash and equivalents                     (2,876)          (6,951)         (5,784)          11,574

CASH and equivalents, beginning of period                            2,961           11,574          11,574                0
                                                         -----------------  ---------------  --------------  ---------------

CASH and equivalents, end of period                      $              85  $         4,623  $        5,790  $        11,574
                                                         =================  ===============  ==============  ===============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
INFORMATION:
Payment of interest in cash                              $          16,422  $             0  $        2,791  $             0
                                                         =================  ===============  ==============  ===============


     The accompanying notes are an integral part of the financial statements

                     American Senior Golf Association, Inc.
                   Notes to Consolidated Financial Statements
               (Information with respect to the six-month periods
                   ended June 30, 2001 and 2000 is unaudited)


(1) Summary of Significant Accounting Policies
The Company American Senior Golf Association, Inc. conducts business from its office in Elizabeth City, North Carolina. The Company was organized under the laws of the State of Delaware on April 9, 1999.

     The financial statements have been prepared in conformity with generally accepted accounting principles. In preparing the financial statements, management is required to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the dates of the balance sheets and statements of operations for the years then ended. Actual results may differ from these estimates. Estimates are used when accounting for allowance for bad debts, collectibility of accounts receivable, amounts due to service providers, depreciation, litigation contingencies, among others.

     a) Revenue recognition The Company promotes professional golf tournaments. Revenue is recognized for financial statement purposes upon completion of each tournament.

     b) Net income per share, basic Net income per share is computed by dividing the net income by the weighted average number of shares outstanding during the period. Net income per share, diluted, is not presented as no potentially dilutive securities are outstanding.

     c) Cash equivalents The Company considers all highly liquid debt instruments with an original maturity of three months or less to be cash equivalents. At times during any year, there may be a concentration of cash at any one bank or financial institution in excess of insurance limits.

     d) Accounts receivable and allowance for bad debts Accounts receivable consists of receivables from tournament sponsors at June 30, 2001.

     e) Fixed assets Fixed assets are recorded at cost. Depreciation is computed on the straight-line method, based on the estimated useful lives of the assets of generally five or ten years. Expenditures for maintenance and repairs are charged to operations as incurred. Depreciation expense was
     $3,948 and $833 for the years ended December 31, 2000 and 1999, respectively. Depreciation expense was $1,878 and $1,509 for the six months ended June 30, 2001 and 2000, respectively.

                     American Senior Golf Association, Inc.
                   Notes to Consolidated Financial Statements

     f) Unaudited interim consolidated financial statements The unaudited interim financial statements have been prepared without audit in accordance with generally accepted accounting principles. Pursuant to the rules and regulations of the Securities and Exchange Commission, certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted or condensed. In our opinion, the condensed interim consolidated financial statements include all adjustments necessary for a fair presentation of financial position and results of operations for the periods presented. The results of operations for the periods presented should not necessarily be considered indicative of operations for the full year.

(2) Income Taxes Deferred income taxes (benefits) are provided for certain income and expenses which are recognized in different periods for tax and financial reporting purposes. The Company had net operating loss carry-forwards for income tax purposes of approximately $1,182,000 expiring $48,000, $861,000 and $273,000 at December 31, 2019, 2020 and 2021,
     respectively. The amount recorded as deferred tax asset as of June 30, 2001 is approximately $473,000, which represents the amount of tax benefit of the loss carry-forward. The Company has established a 100% valuation allowance against this deferred tax asset, as the Company has no history of profitable operations.

(3) Stockholders' Equity The Company has authorized 100 shares of $1.00 per value common stock, with 100 shares issued and outstanding. These shares are owned by officers and employees of the Company. The shares were sold for $900 in cash. There are no other securities of the Company issued nor outstanding.

(4) Commitments and Contingencies In the normal course of business, American Senior Golf Association, Inc. is subject to proceedings, lawsuits and other claims. Such matters are subject to many uncertainties and outcomes are not predictable with assurance. While these matters could affect the operating results of any year when resolved in future periods and while there can be no assurance with respect thereto, management believes that after final disposition, any monetary liability or financial impact to American Senior Golf Association, Inc. would not be material to the annual financial statements.

     The Company leases its office space on a month-to-month basis.

(5) Short-Term Debt In October 2000, the Company entered into a three-month loan from a local bank in an initial amount of $75,000. This note earns interest at a rate of prime plus 2%, and was due in January 2001. Interest is payable monthly. In October 2000, the Company entered into a $50,000 line of credit with another bank. This line bears interest at a rate of prime plus 1%, with interest payable monthly. Both of these credit facilities are personally guaranteed by the President of the Company. At September 30, 2001, the Company is in default on the three-month term loan. In November 2000, the Company entered into a two-year loan from a finance company in the amount of $75,000, which bore interest at a rate of approximately 33%. This loan called for monthly payments of $4,310.15. The Company made the first payment in December 2000, and failed to make the January, February and March 2001 payments. The lender filed suit in April 2001, even though another payment was made in April 2001. The lender obtained a judgment in May 2001.

(6) Subsequent Events On September 11, 2001, the Company was sold by its stockholders to ASGA, Inc. in exchange for 16,321,750 shares of common stock of ASGA, Inc., a Nevada corporation. The acquisition is treated as a reverse merger, accounted for as a reorganization of American Senior Golf Association, Inc.

                     INDEX TO PROFORMA FINANCIAL STATEMENTS





Proforma Consolidated Balance Sheet..........................................F-2

Proforma Consolidated Statements of Operations...............................F-3

Notes to Proforma Consolidated  Financial Statement..........................F-4

                                                      ASGA, Inc.
                                          Proforma Consolidated Balance Sheet
                                                      (Unaudited)
                                                     June 30, 2001


                                                       American
                                                     Senior Golf
                                                     Association,                         Proforma
                                                         Inc.          ASGA, Inc.        Adjustments        Proforma
                                                   ---------------- ----------------  ----------------- ----------------
                        ASSETS
CURRENT ASSETS
   Cash                                            $             85 $              0                    $             85
   Accounts receivable                                      151,180                0                             151,180
   Assets held for disposal                                       0           29,394                              29,394
                                                   ---------------- ----------------                    ----------------

          Total current assets                              151,265           29,394                             180,659
                                                   ---------------- ----------------                    ----------------

PROPERTY, PLANT AND EQUIPMENT
   (Net of accumulated depreciation)                         20,207                0                              20,207
                                                   ---------------- ----------------                    ----------------

          Total property, plant and equipment                20,207                0                              20,207
                                                   ---------------- ----------------                    ----------------

OTHER ASSETS
   Investment in subsidiaries                                     0                  a)         (76,826)
                                                                                     b)          76,826                0
   Prepaid long-term advertising, net                        16,375                0                              16,375
                                                   ---------------- ----------------                    ----------------

          Total other assets                                 16,375                0                              16,375
                                                   ---------------- ----------------                    ----------------

Total Assets                                       $        187,847           29,394                             217,241
                                                   ================ ================                    ================

         LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Accounts payable                                $        346,027 $              0                    $        346,027
   Purses payable                                           232,356                0                             232,356
   Accrued salaries and payroll taxes                        41,292                0                              41,292
   Deferred revenue                                          17,839                0                              17,839
   Short-term loans                                         539,183                0                             539,183
   Short-term loans - officers                              192,453                0                             192,453
                                                   ---------------- ----------------                    ----------------

          Total current liabilities                       1,369,150                0                           1,369,150
                                                   ---------------- ----------------                    ----------------

Total Liabilities                                         1,369,150                0                           1,369,150
                                                   ---------------- ----------------                    ----------------

STOCKHOLDERS' EQUITY
   Preferred stock, N/A and $0.001 par value,
     respectively; N/A and 5,000,000 shares
     authorized; 0 shares outstanding                             -                0                                   0
   Assets held for disposal                                       0           29,394                              29,394
   Common stock, $1.00 and $0.001 par value,
     100 and 20,000,000 shares authorized;
     100 and 3,028,250 shares outstanding,
     respectively                                               100            3,028 a)          16,322
                                                                                     b)            (100)          19,350
   Additional paid-in capital                                   800          104,092 a)         (93,148)
                                                                                     b)            (800)          10,944
   Accumulated deficit                                   (1,182,203)         (77,726)b)          77,726       (1,182,203)
                                                   ---------------- ----------------                    ----------------

          Total stockholders' equity                     (1,181,303)          29,394                          (1,151,909)
                                                   ---------------- ----------------                    ----------------

Total Liabilities and  Stockholders' Equity        $        187,847 $         29,394                    $        217,241
                                                   ================ ================                    ================



   The accompanying notes are an integral part of these financial statements

                                                        ASGA, Inc.
                                      Proforma Consolidated Statements of Operations
                                                        (Unaudited)
                                              Six Months Ended June 30, 2001




                                                      American
                                                     Senior Golf
                                                    Association,                           Proforma
                                                        Inc.          ASGA, Inc.          Adjustments       Proforma
                                                   --------------- -----------------    --------------- -----------------
REVENUES
   Sales                                           $       493,301 $               0                    $         493,301
                                                   --------------- -----------------                    -----------------

          Total revenues                                   493,301                 0                              493,301

COST OF SALES
   Cost of sales                                           509,258                 0                              509,258
                                                   --------------- -----------------                    -----------------

          Gross margin                                     (15,957)                0                              (15,957)
                                                   --------------- -----------------                    -----------------

OPERATING EXPENSES
   General and administrative                              227,450            63,531   c)       (63,531)          227,450
                                                   --------------- -----------------                    -----------------

          Total operating expenses                         227,450            63,531                              227,450
                                                   --------------- -----------------                    -----------------

Operating loss                                            (243,407)          (63,531)                            (243,407)
                                                   --------------- -----------------                    -----------------

OTHER INCOME (EXPENSE)
   Interest income                                               0               925   c)          (925)                0
   Interest expense                                        (29,780)                0                              (29,780)
                                                   --------------- -----------------                    -----------------

          Total other income (expense)                     (29,780)              925                              (29,780)
                                                   --------------- -----------------                    -----------------

Net income (loss)                                  $      (273,187)$         (62,606)                   $        (273,187)
                                                   =============== =================                    =================








The accompanying notes are an integral part of the proforma financial statements

                                   ASGA, Inc.
               Notes to Proforma Consolidated Financial Statements
                                   (Unaudited)


(1) Proforma Changes On September 11, 2001, the Company entered into a Share Exchange Agreement with American Senior Golf Association, Inc., a Delaware corporation. The business combination closed on September 11, 2001 and is a reverse merger, accounted for as a recapitalization of American Senior Golf Association, Inc. The Proforma statement of operations includes the six months ended June 30, 2001 for the Company and American Senior Golf Association, Inc. The Company issued 16,321,750 shares of common stock of the Company to complete this acquisition.

(2)  Proforma Adjustments

     (1) 16,321,750 shares of common stock valued at ($76,826) issued to effect the reverse merger.

          Consolidation:
          e)   Eliminate  investment  in  subsidiary,   the  Company's  retained
               deficit and common stock of subsidiary.
          f)   Eliminate pre-merger expenses.

                     INDEX TO PROFORMA FINANCIAL STATEMENTS





Proforma Consolidated Statements of Operations..............................F-2

Notes to Proforma Consolidated  Financial Statement.........................F-3

                                   ASGA, Inc.
                 Proforma Consolidated Statements of Operations
                                   (Unaudited)
                      For the Year Ended December 31, 2000





                                                   American
                                                 Senior Golf
                                                 Association,                        Proforma
                                                     Inc.         ASGA, Inc.       Adjustments      Proforma
                                                -------------- ----------------   -------------- --------------
REVENUES
   Fees revenue, net                            $      862,568 $              0                  $      862,568
   Sponsorship revenue                                  58,115                0                          58,115
                                                -------------- ----------------                  --------------

          Total revenues                               920,683                0                         920,683

COST OF SALES
   Purses paid                                         884,378                0                         884,378
   Other                                               377,596                0                         377,596
                                                -------------- ----------------                  --------------

          Total cost of sales                        1,261,974                0                       1,261,974

          Gross margin                                (341,291)               0                        (341,291)
                                                -------------- ----------------                  --------------

OPERATING EXPENSES
   Sales and marketing expense                           7,920                0                           7,920
   Salaries                                            159,946                0                         159,946
   General and administrative expenses                 339,799           15,240  a)      (15,240)       339,799
   Amortization and depreciation                         3,948                0                           3,948
   Bad debt expense                                          0                0                               0
                                                -------------- ----------------                  --------------

          Total operating expenses                     511,613           15,240                         511,613
                                                -------------- ----------------                  --------------
Operating loss                                        (852,904)         (15,240)                       (852,904)
                                                -------------- ----------------                  --------------

OTHER INCOME (EXPENSE)
   Interest income                                          43              120  a)         (120)            43
   Interest expense                                     (2,791)               0                          (2,791)
                                                -------------- ----------------                  --------------

          Total other income (expense)                  (2,748)             120                          (2,748)
                                                -------------- ----------------                  --------------

Net loss                                        $     (855,652)$        (15,120)                 $     (855,652)
                                                ============== ================                  ==============


The accompanying notes are an integral part of the proforma financial statements

                                   ASGA, Inc.
               Notes to Proforma Consolidated Financial Statements
                                   (Unaudited)


(1) Proforma Changes On September 11, 2001, the Company entered into a Share Exchange Agreement with American Senior Golf Association, Inc., a Delaware corporation. The business combination closed on September 11, 2001 and is a reverse merger, accounted for as a recapitalization of American Senior Golf Association, Inc. The Proforma statement of operations includes the year ended December 31, 2000 for the Company and American Senior Golf Association, Inc. The Company issued 16,321,750 shares of common stock of the Company to complete this acquisition.

(2)  Proforma Adjustments
     (7)  Eliminate pre-reverse merger expenses.

(c)      Exhibits

Exhibit No.       Description
--------------    --------------------------------------------------------
2.1      [4]      Share Exchange Agreement between Transportation Safety Lights, Inc. and World
                  Quest, Inc. dated September 11, 2001.

3.(i).1  [1]      Articles of Incorporation of Transportation Safety Lights, Inc. filed February 16,
                  2000.

3.(i).2  [5]      Articles of Amendment of Articles of Incorporation filed September 27, 2001.

3.(i).3  [7]      Articles of Amendment of Articles of Incorporation filed October 1, 2001.

3.(ii).1 [1]      Bylaws of Transportation Safety Lights, Inc.

4.1      [3]      Consulting Agreement between the Company and Scott Bleazard.

4.2      [3]      Consulting Agreement between the Company and Stephen Brock.

5.1      [3]      Opinion of Harold P. Gewerter and Associates.

5.2      [5]      Opinion of Mintmire & Associates.

10.1     [2]      Design and Manufacturing Agreement dated March 21, 2001.

10.2     [5]       ASGA, Inc. Year 2001 Employee/Consultant Stock Compensation Plan.

23.1     [3]      Consent of Harold P. Gewerter and Associates (included in Exhibit 5.1).

23.2     [3]      Consent of G. Brad Beckstead, CPA.

23.3     [5]      Consent of G. Brad Beckstead, CPA.

16.1     [6]      Letter on change of certifying accountant pursuant to Regulation SK Section
                  304(a)(3).
-----------------------------


[1] Incorporated herein by reference to the Company's Registration Statement on Form 10-SB filed April 30, 2001.

[2] Incorporated herein by reference to the Company's Quarterly Report on Form 10QSB filed May 29, 2001.

[3] Incorporated herein by reference to the Company's Registration Statement on Form S-8 filed August 1, 2001.

[4] Incorporated herein by reference to the Company's Current Report on Form 8-K filed September 21, 2001.

[5] Incorporated herein by reference to the Company's Registration Statement on Form S-8 filed October 2, 2001.

[6] Incorporated herein by reference to the Company's Current Report on Form 8-K filed November 9, 2001.

[7] Incorporated herein by reference to the Company's Quarterly Report on Form 10QSB filed November 19, 2001.

*    filed herewith










                 [BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK]

                                   SIGNATURES




     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.




                                   ASGA, INC.
                                  (Registrant)


Date:    November 21, 2001        By: /s/ Tom Kidd
                                  ----------------------------------
                                   Tom Kidd
                                   President, CEO and Director

                                  By: /s/ Vera L. Harrell
                                  ---------------------------------
                                   Vera L. Harrell
                                   Secretary